Exhibit 10.1

Execution Version

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of March 2, 2020, by and among RTI SURGICAL, INC., a Delaware corporation (the “Borrower”), the other Persons party hereto that are designated as a “Loan Party” on the signature pages hereof, ARES CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the LENDERS signatory hereto, which Lenders constitute the Required Lenders, each in their individual capacity as a Lender under the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders from time to time party thereto are parties to that certain Second Lien Credit Agreement, dated as of March 8, 2019 (as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, on the terms subject to the conditions set forth in this Amendment, the Administrative Agent and the Consenting Lenders are willing to agree to such amendments;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement. Effective upon the satisfaction of the conditions set forth in Section 3 hereof, the parties hereto hereby agree as follows:

a. The definition of “EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the “and” immediately prior to clause (a)(x) thereof, inserting “and” at the end of such clause (a)(x) and adding a new clause (a)(xi) at the end of such clause (a), which shall read in its entirety as follows:

(xi) any non-recurring fees, cash charges and other cash expenses made or incurred prior to January 1, 2022, in connection with the Disposition contemplated by the Equity Purchase Agreement; provided that the aggregate amount added back to EBITDA pursuant to this clause (xi) shall not exceed $9,000,000,

b. Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order in such Section:

“Equity Purchase Agreement” means that certain the Equity Purchase Agreement, dated January 13, 2020, between the Borrower and Ardi Bidco Ltd., a Delaware corporation, as in effect on the First Amendment Effective Date.

“First Amendment” means the First Amendment to Second Lien Credit Agreement, dated as of March 2, 2020, among the Borrower, the Administrative Agent, the Loan Parties that are parties thereto and the Lenders that are parties thereto.

“First Amendment Effective Date” means the date on which the First Amendment became effective in accordance with its terms.

c. Section 6.12(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b) Total Net Leverage Ratio. The Loan Parties shall not suffer or permit the Total Net Leverage Ratio as of any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Computation Period Ending:	Maximum Total Net Leverage Ratio:
March 31, 2019	9.00:1.00
June 30, 2019	7.50:1.00
September 30, 2019	6.00:1.00
December 31, 2019	5.00:1.00
March 31, 2020	5.75:1.00
June 30, 2020	5.75:1.00
September 30, 2020	5.75:1.00
December 31, 2020	5.75:1.00
March 31, 2021	5.25:1.00
June 30, 2021	5.25:1.00
September 30, 2021 and the last day of each fiscal quarter ending thereafter	3.50:1.00

d. Section 2.11 of the Credit Agreement is hereby amended and restated to read it its entirety as follows:

The Borrower hereby agrees to pay in cash in immediately available funds, upon the earlier to occur of (i) October 13, 2020 and (ii) the date on which the definitive abandonment of the Disposition contemplated by the Equity Purchase Agreement occurs, to each Lender that is a party to the First Amendment, in consideration for its agreement to enter into the First Amendment, its pro rata share of a fee (the “First Amendment Fee”) in an amount equal to 0.50% of the aggregate outstanding Term Loans held by all such Lenders on the First Amendment Effective Date, which First Amendment Fee is fully earned on the First Amendment Effective Date; provided, however, that the requirement to pay the First Amendment Fee shall terminate if, prior to the date that it would otherwise be due, the Disposition contemplated by the Equity Purchase Agreement has been consummated in accordance with the terms of the Equity Purchase Agreement.

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3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

a. the execution and delivery of this Amendment by each Loan Party, the Administrative Agent and Lenders constituting the Required Lenders;

b. immediately after giving effect to this Amendment, no Default or Event of Default shall exist;

c. the representations and warranties made by each Loan Party contained in Section 4 shall be true and correct in all material respects as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that any representation or warranty that, by its terms, is qualified as to “materiality”, “Material Adverse Effect” or similar language, shall be true and correct in all respects in accordance with its terms on such respective dates; and

d. each of the Administrative Agent and each Lender shall have received, for its own respective account, the reasonable fees, costs and out-of-pocket expenses due and payable to such Person pursuant Section 9.03 of the Credit Agreement (including the reasonable fees, disbursements and other charges of counsel) for which invoices have been presented at least one (1) Business Day prior to the date hereof.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

a. each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

b. each Loan Party has duly executed and delivered this Amendment, and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law);

c. neither (a) the execution, delivery and performance by any Loan Party of this Amendment and compliance with the terms and provisions thereof nor (b) the consummation of the transactions contemplated hereby will (i) violate any Requirement of Law applicable to any Loan Party or any Subsidiary, except as could not reasonably be expected to result in a Material Adverse Effect, (ii) violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries in any material respect, or (iii) result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents or otherwise permitted under the Credit Agreement;

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d. no Default or Event of Default has occurred and is continuing or would immediately result after giving effect to this Amendment; and

e. all representations and warranties made by each Loan Party contained herein or in the other Loan Documents is true and correct in all material respects, in each case, with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided, that any representation or warranty that, by its terms, is qualified as to “materiality”, “Material Adverse Effect” or similar language, is true and correct in all respects in accordance with its terms on such respective dates.

5. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Administrative Agent.

8. Governing Law; Jurisdiction; Service of Process and Waiver of Jury Trial. The terms and provisions of Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference and shall apply to this Amendment, mutatis mutandis.

9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and, (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations of the Borrower under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that the Credit Agreement, as amended hereby, and each of the other Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

RTI SURGICAL, INC.

By:	/s/ Jonathon M. Singer
Name:	Jonathon M. Singer
Title:	Chief Financial and Administrative Officer,
Corporate Secretary

First Amendment to Second Lien Credit Agreement

OTHER LOAN PARTIES:

PIONEER SURGICAL TECHNOLOGY, INC.

By:	/s/ Jonathon M. Singer
Name:	Jonathon M. Singer
Title:	President and CEO and Corporate Secretary

REGENERATION TECHNOLOGIES, INC. - CARDIOVASCULAR

By:	/s/ Jonathon M. Singer
Name:	Jonathon M. Singer
Title:	President and CEO and Corporate Secretary

BIOLOGICAL RECOVERY GROUP, INC.

By:	/s/ Jonathon M. Singer
Name:	Jonathon M. Singer
Title:	President and CEO and Corporate Secretary

RTI SERVICES, INC.

By:	/s/ Jonathon M. Singer
Name:	Jonathon M. Singer
Title:	President and CEO and Corporate Secretary

RTI DONOR SERVICES, INC.

By:	/s/ Jonathon M. Singer
Name:	Jonathon M. Singer
Title:	Secretary

TUTOGEN MEDICAL, INC.

By:	/s/ Jonathon M. Singer
Name:	Jonathon M. Singer
Title:	President and CEO and Corporate Secretary

First Amendment to Second Lien Credit Agreement

TUTOGEN MEDICAL (UNITED STATES), INC.

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: President and CEO and Corporate Secretary

ANGSTROM ACQUISITION CORP. II

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: President and CEO and Corporate Secretary

PIONEER SURGICAL ORTHOBIOLOGICS, INC.

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: President and CEO and Corporate Secretary

ZYGA TECHNOLOGY, INC.

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: President and CEO and Corporate Secretary

PARADIGM SPINE, LLC

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: President and CEO and Corporate Secretary

First Amendment to Second Lien Credit Agreement

RTI SURGICAL HOLDINGS, INC.

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: Chief Financial Officer and Administrative Officer, Corporate Secretary

ANDI’S BELMARALL, LLC

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: CEO and Secretary

FOURTH DIMENSION SPINE, LLC

By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: Chairman and CEO and Secretary

RTI OEM, LLC

By:	/s/ Ryan Bartolucci
Name: Ryan Bartolucci
Title: Vice President & Chief Financial Officer

First Amendment to Second Lien Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS

ARES CAPITAL CORPORATION, individually and as Administrative Agent and as a Lender

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND, as a Lender

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P., as a Lender

By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES PCS HOLDINGS INC., as a Lender

By: Ares Capital Management LLC, its servicer

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES PRIVATE CREDIT SOLUTIONS, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

First Amendment to Second Lien Credit Agreement

ARES JASPER FUND, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC, as a Lender

By: Ares Capital Management LLC, its account manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

First Amendment to Second Lien Credit Agreement

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES SDL HOLDINGS (U) INC., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

ARES DIRECT FINANCE I LP, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

First Amendment to Second Lien Credit Agreement

ARES EUROPEAN CREDIT STRATEGIES FUND VIII (BUMA), L.P., as a Lender

By: Ares Management Limited, its investment manager
By: Ares Capital Management LLC, its subadvisor

By:	/s/ Mark Affolter
Name:	Mark Affolter
Title:	Authorized Signatory

First Amendment to Second Lien Credit Agreement